Exhibit 10.5

              FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of January 19th, 2006, by GENERAL PHYSICS CORPORATION, a corporation organized under the laws of the State of Delaware ("General Physics"), SKILLRIGHT, INC., a Delaware corporation ("Skillright"), GSE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("GSE Systems"), GSE POWER SYSTEMS, INC., a Delaware corporation ("GSE Power") and MSHI, INC., a Virginia corporation ("MSHI"; GSE Systems, GSE Power and MSHI are hereinafter referred to collectively as "GSE") (General Physics, Skillright, GSE Systems, GSE Power and MSHI are hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         A. Borrowers and Lender are parties to a Financing and Security Agreement dated August 13, 2003, as modified by a First Amendment to Financing and Security Agreement dated as of March 30, 2004, a Second Amendment to Financing and Security Agreement dated as of July 2, 2004 and a Third Amendment to Financing and Security Agreement dated as of July 30, 2004 (the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the "Financing Agreement").

         B. Borrowers have requested that Lender extend the Revolving Credit Expiration Date and requested that Lender permit the use of proceeds of the Revolving Loan for the repurchase of issued and outstanding stock of GPX.

         C. Lender is willing to agree to Borrowers' request on the condition, among others, that this Agreement be executed by Borrowers.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrowers and Lender agree as follows:

        1. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

        2. Borrowers and Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $0 and under the GSE Note is $1,182,000.

        3. Each Borrower represents and warrants to Lender as follows:




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            (a) It is a corporation duly organized, and validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

            (b) It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

            (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of such Borrower, enforceable in accordance with its terms;

            (d) All of its representations and warranties contained in the Financing Agreement and the other Financing Documents, as updated and modified by the Borrower's statements and certificates furnished to the Lender from time to time, are true and correct on and as of the date of its execution of this Agreement; and

            (e) Other than as described in a letter dated August 4, 2005 executed by Lender and acknowledged by each Borrower, no Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by Lender.

        4. The Financing Agreement is hereby amended as follows:

            (a) Section 1.1 (Certain Defined Terms) is modified by deleting the following defined terms in their entirety and inserting the following in place thereof:

               "Permitted Uses" means (a) as to General Physics and Skillright,
          (i) an amount not to exceed $8,600,000 to be used to repurchase issued and outstanding stock of GPX, (ii) for general working capital purposes arising in the ordinary course of General Physics' business and Skillright's business and (iii) to support the issuance of Letters of Credit and (b) as to GSE, (i) for general working capital purposes arising in the ordinary course of GSE's business and (ii) to support the issuance of GSE Letters of Credit.

               "Revolving Credit Expiration Date" means August 12, 2007 as to the Borrowers other than GSE and August 12, 2006 as to GSE, unless otherwise extended for successive periods of one (1) year beyond the then existing maturity date commencing as of the first anniversary date of this Agreement, by Lender in the exercise of its sole and absolute discretion."

            (b) Section 7.1.13 (a) (Tangible Net Worth) is hereby deleted in its entirety and the following is inserted in its place:



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                  "(a) Tangible Net Worth. Borrower will maintain, at all times, a Tangible Net Worth equal to but not less than the following:

   ------------------------------------------ ----------------------------------
                    Period                                 Amount
   ------------------------------------------ ----------------------------------
   ------------------------------------------ ----------------------------------
   January 31, 2006 through December 30,
   2006                                               $18,500,000
   ------------------------------------------ ----------------------------------
   ------------------------------------------ ----------------------------------
   December 31, 2006 and thereafter           Tangible Net Worth required
                                              hereunder as of January 31, 2006
                                              plus 50% of net after tax income
                                              for the fiscal year then ending
   ------------------------------------------ ----------------------------------


                  As of each December 31 commencing December 31, 2006, the minimum Tangible Net Worth to be maintained for the succeeding 364 days, shall be the sum of (a) the Tangible Net Worth as of the preceding December 31 plus (b) fifty percent (50%) of net after tax income for the fiscal year then ending."

     5. Lender acknowledges that General Physics desires to provide cash to GPX for the purpose of funding the repurchase by GPX of 1,390,000 shares of GPX stock currently owned by EGI-Fund Investors, L.L.C., 2,081,500 shares of GPX stock currently owned by Bedford Oak Partners, L.P., 600,000 shares of GPX stock currently owned by Jerome Feldman and Martin Pollak, severally, to be converted to common stock at a cash premium and additional shares of GPX stock currently owned by the public (collectively, the "Stock"). Lender hereby (a) consents to the use of up to $8,600,000 of proceeds of the Revolving Loan to complete the purchase of the Stock, (b) consents to the transfer of funds (including cash on hand) by General Physics to GPX by dividend, loan or other means for the purchase of the Stock (collectively, the "Transfer") and (c) waives any non-compliance with Section 7.3.4 (Purchase or Redemption of Securities, Dividend Restrictions) and Section 7.3.6 (Investments, Loans and Other Transactions) of the Financing Agreement as a result of the Transfer. This provision shall not be deemed to waive any other non-compliance under the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof.

     6. The agreements of the Lender under this Agreement are subject to the Borrowers' payment to Lender of an amendment fee in the amount of $10,000, time being of the essence.

     7. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     8. Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of Lender's counsel and all recording fees, taxes and charges.


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     9. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of Borrower. Lender agrees that each Borrower may rely on a telecopy of this Agreement executed by Lender.

         IN WITNESS WHEREOF, Borrowers and Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:             GENERAL PHYSICS CORPORATION


/s/ Scott N. Greenberg         By:    /s/ Sharon Esposito-Mayer     (SEAL)
-------------------------             ------------------------------------
                                      Name: Sharon Esposito-Mayer
                                      Title: Executive Vice President and CFO
WITNESS OR ATTEST:                     GENERAL PHYSICS CORPORATION


/s/ Scott N. Greenberg         By:    /s/ Sharon Esposito-Mayer      (SEAL)
-------------------------             ------------------------------------
                                      Name: Sharon Esposito-Mayer
                                      Title: Executive Vice President and CFO
WITNESS OR ATTEST:                    GSE SYSTEMS, INC.


/s/ Pamela Schlachter          By:    /s/ Jeffery G. Hough           (SEAL)
-------------------------             ------------------------------------
                                      Name: Jeffery G. Hough
                                      Title: Senior Vice President and CFO
WITNESS OR ATTEST:                    GSE POWER SYSTEMS, INC.


/s/ Pamela Schlachter          By:    /s/ Jeffery G. Hough           (SEAL)
-------------------------             ------------------------------------
                                      Name: Jeffery G. Hough
                                      Title: Senior Vice President and CFO
WITNESS OR ATTEST:                    MSHI, INC.


/s/ Pamela Schlachter          By:    /s/ Jeffery G. Hough           (SEAL)
-------------------------             ------------------------------------
                                      Name: Jeffery G. Hough
                                      Title: Senior Vice President and CFO
WITNESS:                              WACHOVIA BANK, NATIONAL ASSOCIATION


/s/ Dawn M. Cumming            By:    /s/ Lucy C. Campbell           (SEAL)
-------------------------             ------------------------------------
                                      Name: Lucy C. Campbell
                                      Title: Vice President


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                             AGREEMENT OF GUARANTOR

         The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated August 13, 2003 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of Lender. In order to induce Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.

         WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS OR ATTEST:                  GP STRATEGIES CORPORATION


/s/ Sharon Esposito-Mayer           By:    /s/ Scott N. Greenberg        (SEAL)
-----------------------------------        ------------------------------------
                                           Name: Scott N. Greenberg
                                           Title: CEO and President




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